EXHIBIT "A" to SUBSCRIPTION AGREEMENT
                      -------------------------------------

THIS NOTE IS NONNEGOTIABLE AND, AS SUCH, IS NON-TRANSFERABLE. IT HAS NOT BEEN REGISTERED UNDER THE SECURITIES LAWS OF THE UNITED STATES OF AMERICA OR ANY STATE THEREOF. THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND, EVEN IF SUBSEQUENTLY AMENDED TO BE NEGOTIABLE, NO INTEREST IN THIS NOTE MAY BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED, OR HYPOTHECATED IN THE ABSENCE OF REGISTRATION AND QUALIFICATION OF THIS NOTE UNDER APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR AN OPINION OF COUNSEL OF THE PAYEE REASONABLY SATISFACTORY TO THE PAYOR THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED.

                             NETMAXIMIZER.COM, INC.

                        NON-NEGOTIABLE 9% PROMISSORY NOTE
                        ---------------------------------

$1,363,975.00                                             As of February 8, 2000


         FOR VALUE RECEIVED, the undersigned, NETMAXIMIZER.COM, INC., a Florida corporation (the "Payor"), having its executive office and principal place of business at 4400 N. Federal Highway, Suite 307, Boca Raton, FL 33431, hereby promises to pay to MONAVIA LIMITED, a corporation organized and legally existing under the laws of the Isle of Man (the "Payee"), having an address at International House, Castle Hill, Victoria Road, Douglas, British Isles 1M24RB, on or before February 7, 2003 (the "Maturity Date"), at the Payee's address set forth hereinabove or, at such other place as the Payee shall hereafter specify in writing, the principal sum of One Million Three Hundred Sixty-three Thousand Nine Hundred and Seventy-five and No/100 Dollars ($1,363,975) Dollars, in currency of the United States of America as at the time shall be legal tender for the payment of public and private debts.

         1.       Interest and Payment.
                  --------------------

                  1.1 The unpaid principal amount hereof shall bear interest from the date hereof at the rate of nine percent (9%) per annum until the Maturity Date (or until any such earlier date of payment if this Note is prepaid).

                  1.2 Interest shall accrue and be payable on a quarterly basis beginning June 30, 2000 and shall continue until the Maturity Date (or on any such earlier date of payment if this Note is prepaid or converted into shares of the Payee's common stock as hereinafter provided).

         2. Prepayment. At the option of the Payor, this Note may be prepaid in whole or in part from time to time, without penalty or premium. Each partial prepayment of this Note shall first be applied to interest accrued through the date of prepayment and then to principal. Prior to any such prepayment, the Payor will mail a notice of such prepayment to the Payee no less than 15 and no more than 30 days prior to the date fixed for such prepayment.

         3. Covenants of the Payor. The Payor covenants and agrees that, so long as this Note remains outstanding and unpaid, in whole or in part, the Payor:

                  3.1 Shall not sell, transfer or in any other manner alienate or dispose of a material part of its assets; provided, however, that the Payor may effect such a transaction if the transaction is a bona-fide transaction in which fair market value is received and no Event of Default or any condition or event which, with notice or lapse of time or both, would become an Event of Default has occurred or would occur after giving effect to such transaction;

                  3.2 Shall not make any loans to any person who is or becomes a shareholder of the Payor, other than for reasonable advances for expenses in the ordinary course of business;

                  3.3 Shall promptly pay and discharge all lawful taxes, assessments and governmental charges or levies imposed upon the Payor or upon its income and profits, or upon any of its property, before the same shall become in default, as well as all lawful claims for labor, materials and supplies which, if unpaid, might become a lien or charge upon such properties or any part thereof; provided, however, that the Payor shall not be required to pay and discharge any such tax, assessment, charge, levy or claim so long as the validity thereof shall be contested in good faith by appropriate proceedings and the Payor shall set aside on its books adequate reserves with respect to any such tax, assessment, charge, levy or claim so contested;

                  3.4 Shall do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights and franchises and comply with all laws applicable to the Payor as interpreted by its counsel;

                  3.5 Shall keep adequately insured by financially sound reputable insurers, all property of a character usually insured by similar corporations and carry such other insurance as is usually carried by similar corporations;

                  3.6 Shall promptly upon the occurrence of a condition or event which is, to the best knowledge and belief of the Payor's President, an Event of Default or of any condition or event which, with notice or lapse of time or both, would constitute, to the best knowledge and belief of the Payor's President, an Event of Default, furnish a statement of the Payor and of the Payor's President to the Payee setting forth the details of such Event of Default or condition or event and the action which the Payor intends to take with respect thereto; and

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

                  3.7 Shall, at all times, keep its books, records and accounts true and correct in all material ways.


   4. Events of Default. If any of the following conditions, events or acts shall occur:

                  4.1 The dissolution of the Payor or any successful vote in favor thereof by the Board of Directors and shareholders of the Payor; or

                  4.2 The Payor's insolvency, assignment for the benefit of creditors, application for or appointment of a receiver, filing of a voluntary petition under any provision of the Federal Bankruptcy Code or amendments thereto or any other federal or state statute affording relief to debtors; or there shall be commenced against the Payor any such proceeding or filed against the Payor any such application or petition which proceeding, application or petition is not dismissed or withdrawn within thirty (30) days of commencement or filing as the case may be; or

                  4.3 The failure by the Payor to make any payment of any amount of principal on, or accrued interest under this Note, as and when the same shall become due and payable and the continuance of such failure for a period of thirty (30) days after written notice thereof is given to Payor; or

                  4.4 The admission in writing of the Payor's inability to pay its debts as they mature; or

                  4.5 The sale by the Payor of all or substantially all of its assets; or the merger or consolidation by the Payor with or into another corporation which results in any change in the ownership of the shares of the resulting entity when compared to that of the Payor immediately prior to such merger or consolidation; or

                  4.6 The commencement of a proceeding to foreclose the security interest or lien in any property or assets to satisfy the security interest or lien therein of any secured creditor of the Payor whose debt is in excess of fifty thousand dollars ($50,000) provided that such action is not dismissed within thirty (30) days after Payor receives notice thereof; or

                  4.7 The entry of a final judgment for the payment of money in excess of fifty thousand dollars ($50,000) by a court of competent jurisdiction against the Payor, which judgment the Payor shall not discharge (or provide for such discharge) in accordance with its terms within thirty (30) days of the date of entry thereof, or procure a stay of execution thereof within thirty (30) days from the date of entry thereof and, within such thirty (30) day period, or such longer period during which execution of such judgment shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal; or

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

                  4.8 Any attachment or levy, or the issuance of any note of eviction against the assets or properties of the Payor involving an amount in excess of fifty thousand dollars ($50,000) which attachment, levy or issuance is not dismissed, bonded, or otherwise terminated within thirty (30) days of the effectiveness of such attachment, levy or issuance; or

                  4.9 The default in the due observance or performance of any covenant, condition or agreement on the part of the Payor to be observed or performed pursuant to the terms hereof and such default shall continue uncured for thirty (30) days after written notice thereof, specifying such default, shall have been given to the Payor by the holder of this Note, then, in any such event and at any time thereafter while such Event of Default is continuing, the Payee shall have the right to declare an event of default hereunder ("Event of Default"), provided that, upon the occurrence of an event described in Subsections 6.1 or 6.2, such event shall be deemed to be an Event of Default hereunder whether or not the Payor makes such a declaration (an "Automatic Default"), and the indebtedness evidenced by this Note shall immediately upon such declaration or Automatic Default become due and payable, both as to principal and interest, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, notwithstanding anything contained herein to the contrary.

         5. Suits for Enforcement and Remedies. If any one or more defaults shall occur and be continuing, the Payee may proceed to protect and enforce Payee's rights either by suit in equity or by action at law, or both, whether for the specific performance of any covenant, condition or agreement contained in this Note or in any applicable agreement or document referred to herein or in aid of the exercise of any power granted in this Note or in any agreement or document referred to herein, or proceed to enforce the payment of this Note or to enforce any other legal or equitable right of the holder of this Note. No right or remedy herein or in any other agreement or instrument conferred upon the holder of this Note is intended to be exclusive of any other right or remedy, and each and every such right or remedy shall be cumulative and shall be in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

                  6.       Unconditional Fees; Waivers; Other.
                           -----------------------------------

                  6.1 The obligations to make the payments provided for in this Note are absolute and unconditional and not subject to any defense, set-off, counterclaim, rescission, recoupment or adjustment whatsoever.

                  6.2 If the Payee shall institute any action to enforce the collection of any amount of principal of and/or interest on this Note, there shall be immediately due and payable from the Payor, in addition to the then unpaid sum of this Note, all reasonable costs and expenses incurred by the Payee in connection therewith, including, without limitation, reasonable attorneys' fees and disbursements.

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

                  6.3 No forbearance, indulgence, delay or failsafe to exercise any right or remedy with respect to this Note shall operate as a waiver, nor as an acquiescence in any default, nor shall any single or partial exercise of any right or remedy preclude any other of further exercise thereof or the exercise of any other right or remedy.

                  6.4 This Note may not be modified or discharged except by a writing duly executed by the Payor and the Payee.

                  6.5 The Payor hereby expressly waives demand and presentment for payment, notice of nonpayment, notice of dishonor, protest, notice of protest, bringing of suit, and diligence in taking any action to collect amounts called for hereunder, and shall be directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of and without any notice (other than as expressly provided for herein), diligence, act or omission with respect to the collection of any amount called for hereunder or in connection with any right, lien, interest or property at any and all times which the Payee had or is existing as security for any amount called for hereunder.

                  6.6 The Payor shall bear all of its expenses, including, without limitation, attorneys' fees incurred in connection with the preparation of this Note.

         7. RESTRICTION ON TRANSFER. THIS NOTE IS NONNEGOTIABLE AND, AS SUCH, IS NON-TRANSFERABLE. THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES LAWS OF THE UNITED STATES OF AMERICA OR ANY STATE THEREOF. THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND, EVEN IF SUBSEQUENTLY AMENDED TO BE NEGOTIABLE, NO INTEREST IN THIS NOTE MAY BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED, OR HYPOTHECATED IN THE ABSENCE OF REGISTRATION AND QUALIFICATION OF SUCH SALE UNDER APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR AN OPINION OF COUNSEL OF THE PAYEE REASONABLY SATISFACTORY TO THE PAYOR THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED.

         8.       Investment Representations.
                  ---------------------------

                  8.1 The Payee has been provided with access to all information deemed to be relevant by the Payor in connection with this debt financing and concerning the Payor and the proposed operations of the Payor for the purpose of making an informed investment decision as to the purchase of the Note subscribed for hereby.

                  8.2 The Payee is a corporation organized and legally existing under the laws of the Isle of Man is an accredited investor as defined in Rule 501(a) of Regulation D of the Securities Act of 1933 (the "Act").

                  8.3 The Payee acknowledges that the offer and sale of the Note is being made without the use of a Private Placement Memorandum. The Payee understands and has

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

         evaluated the merits and risks of an investment in the Payor and the purchase of the Note. The Payee acknowledges that (i) the purchase of the Note is a speculative investment and involves a high degree of risk; (ii) no Federal or State agency has made any finding or determination as to the fairness of such investment or any recommendation or endorsement of it; (iii) there is not and will not be in the foreseeable future a market for the sale of the Note by the Payee, and (iv) the operations of the Payor are dependent on the Payor's ability to generate substantial income or to secure additional financing, and there can be no assurance that such income will be generated and there are no existing arrangements with respect to such financing being available and no assurance that it will become available.

                  8.4 The Payee is able to bear the economic risk of an investment in the Payee and the purchase of the Note in that, among other factors, such Payee can afford to hold Note for an indefinite period and can afford a complete loss of the investment in the Payee.

                  8.5 The Payee is relying solely on the financial and tax advice of his own advisor(s) with respect to an investment in the Payee and the purchase of the Note.

                  8.6 The Payee is acquiring the Note for his own account as principal and not with a view to resale or distribution.

                  8.7 All documents, records and books pertaining to the sale of the Note or the existing or projected operations of the Payor have been made available for inspection to the Payee, and the books and records of the Payor will be available upon reasonable notice, for inspection by Payee during reasonable business hours at its principal place of business.

                  8.8 The Payee has not authorized any broker, dealer, agent or finder to act on his behalf, nor has any knowledge of any broker, dealer, agent or finder purporting to act on his behalf, with respect to this transaction.

         9.       Miscellaneous.
                  --------------

                  9.1 The headings of the various paragraphs of this Note are for convenience of reference only and shall in no way modify any of the terms or provisions of this Note.

                  9.2 All notices required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given when personally delivered or sent by registered or certified mail, return receipt requested, postage prepaid, to the address of the intended recipient set forth in the preamble to this Note or at such other address as the intended recipient shall have hereafter given to the other party hereto pursuant to the provisions hereof.

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

                  9.3 This Note and the obligations of the Payor and the rights of the Payee shall be governed by and construed in accordance with the laws of the State of Florida with respect to contracts made and to be fully performed therein.

                  9.4 The Payor (a) agrees that any legal suit, action or proceeding arising out of or relating to this Note will be instituted exclusively in the courts of Broward County, Florida, or in the United States District Court for the Southern District of Florida, each and any of which shall apply Florida law, (b) waives any objection which the Payor may have now or hereafter to the venue of any such suit, action or proceeding, and (c) irrevocably consents to the jurisdiction of the said Courts in any such suit, action or proceeding. The Payor further agrees to accept and acknowledge service of any and an process which may be served in any such suit, action or proceeding in the said Courts and agrees that service of process upon the Payor mailed by certified mail to the Payor's address will be deemed in every respect effective service of process upon the Payor, in any such suit, action or proceeding.

                  9.5 This Note shall bind the Payor and its successors and assigns.

                  9.6 The Payee has the right to cancel and rescind this transaction provided that written notice of such determination is delivered to the Payor within three (3) days of the date the Note is delivered to the Payee.

                            [Signature page follows.]



                                                  NETMAXIMIZER.COM, INC.


                                                  By: /s/ David A. Saltrelli
                                                      --------------------------
                                                      Authorized Signatory

Accepted and agreed to this 8th day of
February, 2000.

MONAVIA LIMITED

By: /s/ Nigel Forrister
    -----------------------
    Authorized Signatory


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